Exhibit 10.7
Execution Version

Performance Guaranty
This Performance Guaranty (this “Guaranty”) is made as of June 20, 2024, by ACV Auctions Inc., a Delaware corporation (the “Guarantor”), in favor of Citibank, N.A., as administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties under the Credit Agreement (as defined below) and the Facility Documents (as defined in such Credit Agreement) executed in connection therewith.
Recitals
Whereas, ACV Capital Funding II LLC, a Delaware limited liability company (“Borrower”), has entered into that certain Revolving Credit and Security Agreement of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) with the Administrative Agent and each of the financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), pursuant to which the Lenders have agreed to extend a revolving credit facility to the Borrower, subject to the terms and conditions set forth in the Credit Agreement;
Whereas, the Guarantor indirectly or directly owns 100% of the Equity Interests of the ACV Capital LLC, a Delaware limited liability company (“ACV Capital”);
Whereas, ACV Capital has entered into that certain Purchase and Sale Agreement, dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), between the Borrower, as purchaser, and ACV Capital, as seller, pursuant to which the Borrower has agreed to purchase from time to time certain Receivables and the related rights and assets owned by ACV Capital;
Whereas, ACV Capital has entered into that certain Servicing Agreement, dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Servicing Agreement”), among the Borrower, ACV Capital, as servicer, and the Administrative Agent, pursuant to which the Servicer has agreed to service Receivables and the related rights and assets purchased pursuant to the Purchase Agreement;
Whereas, the Lenders are unwilling to make the Loans unless Guarantor unconditionally guarantees to the Administrative Agent, for itself and for the benefit of the Lenders, the performance of the Guaranteed Obligations (as defined herein).
Now, therefore, in consideration of the promises contained herein, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, and to induce the Lenders to enter into the Credit Agreement and to make the Loans to the Borrower thereunder, the Guarantor hereby agrees as follows:
ACV Capital - Performance Guaranty 4860-6938-1047 v5.docx
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Section 1.    Definitions.
Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.
Section 2.    Guaranty.
For value received and in consideration of the transactions contemplated by the Facility Documents, the Guarantor unconditionally guarantees for the benefit of the Administrative Agent on behalf of and for the benefit of the Secured Parties the due and punctual performance by ACV Capital of the undertakings and obligations on the part of ACV Capital to be performed or observed by ACV Capital under each of the Facility Documents to which ACV Capital is a party (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the Guarantor agrees that if ACV Capital shall fail in any manner whatsoever to perform or observe any of the Guaranteed Obligations when the same shall be required to be performed or observed by it under any applicable Facility Document, then the Guarantor will itself duly and punctually perform or observe or cause to be performed or observed the Guaranteed Obligations.
Section 3.    Obligations Unconditional.
The Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of:
    (i)    the validity, enforceability, avoidance or subordination of any of the Guaranteed Obligations or any of the Facility Documents;
    (ii)    the absence of any attempt by, or on behalf of, the Administrative Agent or any other Secured Party to collect, or to take any other action to enforce, all or any part of the Guaranteed Obligations whether from or against ACV Capital, any other guarantor of the Guaranteed Obligations or any other party;
    (iii)    the election of any remedy by, or on behalf of, the Administrative Agent or any other Secured Party with respect to all or any part of the Guaranteed Obligations;
    (iv)    the waiver, amendment, consent, extension, forbearance or granting of any indulgence by, or on behalf of, the Administrative Agent or any other Secured Party with respect to any provision of any of the Facility Documents;
    (v)    the failure of the Administrative Agent or any other Secured Party to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Guaranteed Obligations or any rights as against any other guarantor of the Guaranteed Obligations or any release of any collateral security for or release of any other guarantor in respect of the Guaranteed Obligations;

    (vi)    the election by, or on behalf of, the Administrative Agent or any other Secured Party, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;
    (vii)    any borrowing or grant of a security interest by ACV Capital, as a debtor-in-possession, under Section 364 of the Bankruptcy Code;
    (viii)    the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of the Administrative Agent or any other Secured Party for repayment of all or any part of the Guaranteed Obligations, including any amount due hereunder;
    (ix)    any actual or alleged fraud by any party (other than the Administrative Agent or the other Secured Parties);
    (x)    the existence of any claim, setoff or other rights which the Performance Guarantor may have at any time against ACV Capital in connection herewith or any unrelated transaction; or
    (xi)    any other circumstance which might otherwise constitute a legal or equitable discharge or defense of ACV Capital or a guarantor (other than the defense of payment or performance).
Section 4.    Enforcement.
The obligations of Guarantor hereunder are those of a primary obligor, and not merely as surety, and are independent of the obligations of ACV Capital or any other Person, and a separate demand or action may be brought against Guarantor to collect payment of the Guaranteed Obligations as and when due under the stated terms of any applicable Facility Documents or hereunder, whether or not a demand or action is brought against ACV Capital or any other Person thereunder or in connection therewith or any other right or remedy has been exercised by the Administrative Agent or any Lender with respect thereto.
Section 5.    Waivers.
    (a)    Guarantor hereby irrevocably waives, to the fullest extent permitted by law and this Guaranty, (i) any defense of ACV Capital to the payment of the Guaranteed Obligations, or the cessation from any cause whatsoever, including any act or omission of the Administrative Agent or any Secured Party, of the liability of ACV Capital with respect to the Guaranteed Obligations; (ii) any defense based on any claim that Guarantor’s obligations exceed or are more burdensome than those of ACV Capital or any other party; (iii) the benefit of any statute of limitations; (iv) any right to require the Administrative Agent or any Secured Party to proceed against ACV Capital or any other party, proceed against or exhaust any collateral or security for the Guaranteed Obligations (including the Collateral), or pursue any other remedy whatsoever; (v) any defense based upon the doctrines of marshalling of assets or of election of remedies; (vi) any benefit of and any right to participate in any security now or hereafter held by the Administrative Agent or any Secured Party; (vii) any fact or circumstance related to the Guaranteed Obligations that might otherwise constitute a defense to the obligations of a guarantor or surety; and (viii) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, other than the defense that the Guaranteed Obligations have been fully performed and indefeasibly paid in full in cash.
    (b)    Guarantor hereby irrevocably agrees, to the fullest extent permitted by law, that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any right of appraisal, valuation, stay, extension, or marshaling of assets or any other rights and benefits under any redemption laws or exemptions, whether now or at any time hereafter in force.
    (c)    Guarantor hereby consents to, irrevocably waives any defenses based on, and agrees that its obligations hereunder are fully enforceable irrespective of, and are unaffected by: (i) any amendment, supplement, modification, or restatement of, or change in, any of the Guaranteed Obligations or any Facility Documents; (ii) any renewal, extension, acceleration, increase in the liability under, or change in the time, place, manner or terms of payment of any of the Guaranteed Obligations or any Facility Documents; (iii) any settlement, compromise, release or discharge, or acceptance or refusal of any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any Facility Documents; (iv) change in nature, form or amount of the Guaranteed Obligations or any Facility Documents, acceptance or release of existing or additional security, or any composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations; (v) any request for and acceptance of other guaranties of the Guaranteed Obligations; (vi) the absence of any action to enforce or the failure to preserve and protect and right to enforce any Facility Documents or any other guaranties or collateral granted with respect to the Guaranteed Obligations; (vii) the existence, validity, enforceability, perfection, non-perfection or extent of any collateral securing the Guaranteed Obligations or any related liabilities of any Person; and (viii) any failure to bring or join any action against ACV Capital or any other guarantor, any collateral grantor, or any other Person with respect to or in connection with the Guaranteed Obligations, the Collateral, or any related liabilities of any Person.
    (d)    The Administrative Agent is hereby authorized, without notice or demand and without affecting the liability of the Guarantor hereunder, from time to time, (i) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Guaranteed Obligations, or to otherwise modify, amend or change the terms of any of the Facility Documents; (ii) to accept partial payments on all or any part of the Guaranteed Obligations; (iii) to take and hold security or collateral for the payment of all or any part of the Guaranteed Obligations, this Guaranty, or any other guaranties of all or any part of the Guaranteed Obligations or other liabilities of ACV Capital, (iv) to exchange, enforce, waive and release any such security or collateral; (v) to apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; and (vi) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of the Guaranteed Obligations, this Guaranty, any other guaranty of all or any part of the Guaranteed Obligations, and any security or collateral for the Guaranteed Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of the Guarantor hereunder.
Section 6.    Unenforceability of Guaranteed Obligations Against ACV Capital.
Notwithstanding (a) any change of ownership of ACV Capital or the insolvency, bankruptcy or any other Bankruptcy Event or other change in the legal status of ACV Capital; (b) the change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Obligations; (c) the failure of ACV Capital or the Guarantor to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Obligations or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Obligations or this Guaranty; or (d) if any of the moneys included in the Guaranteed Obligations have become irrecoverable from ACV Capital for any other reason other than final payment in full of the payment obligations in accordance with their terms, this Guaranty shall nevertheless be binding on the Guarantor. This Guaranty shall be in addition to any other guaranty or other security for the Guaranteed Obligations, and it shall not be rendered unenforceable by the invalidity of any such other guaranty or security. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of ACV Capital or for any other reason with respect to ACV Capital, all such amounts then due and owing with respect to the Guaranteed Obligations under the terms of the Facility Documents, or any other document evidencing, securing or otherwise executed in connection with the Guaranteed Obligations, shall be immediately due and payable by the Guarantor.
Section 7.    Representations, Warranties and Covenants.
The Guarantor hereby represents, warrants and covenants to the Administrative Agent and the Lenders, as of the Closing Date and as of each Borrowing Date as follows:
    (a)    Existence and Power. It is a corporation duly organized, validly existing and in good standing under the laws of its state of organization and has, in all material respects, all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Guaranty. It has, in all material respects, the corporate power and authority to execute and deliver this Guaranty and each Facility Document to which it is a party and to carry out its terms. It has duly authorized the execution, delivery and performance of this Guaranty and each Facility Document to which it is a party by all requisite corporate action. It is qualified to do business as a corporation, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and or the conduct of its business and the performance of its obligations pursuant to this Guaranty requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have a material adverse effect on the Guarantor or materially and adversely affect the ability of the Guarantor to perform its obligations under this Guaranty.

    (b)    No Conflict. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Guaranty and the other Facility Documents by the Guarantor (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the certificate or articles of corporation or bylaws of the Guarantor, or any material contractual obligation to which the Guarantor is a party or by which it or any of its property is bound or (ii) violate, in any material respect, any applicable law. This Guaranty and each other Facility Document to which the Guarantor is a party has been duly authorized, executed and delivered by the Guarantor.
    (c)    Governmental Authorization. No material consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Guarantor or any of its properties is required to be obtained by or with respect to the Guarantor in order for the Guarantor to enter into this Guaranty or any Facility Document to which it is a party or perform its obligations hereunder or thereunder, that have not been so obtained.
    (d)    Binding Effect. This Guaranty and the other Facility Documents to which the Guarantor is a party constitutes the Guarantor’s legal, valid and binding obligations enforceable against the Guarantor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.
    (e)    Actions, Suits. There are no proceedings or investigations pending or threatened against the Guarantor or, to the best knowledge of the Guarantor, any of its subsidiaries, before any Governmental Authority (i) asserting the invalidity of this Guaranty, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Guaranty or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Guarantor) have a material adverse effect on the Guarantor.
    (f)    Ownership of ACV Capital. The Guarantor owns, directly or indirectly, one hundred percent (100%) of the outstanding membership interests and other equity of, and voting rights with respect to ACV Capital.
    (g)    Anti-Corruption Laws and Sanctions. The Guarantor is conducting and will continue to conduct its business in compliance with Anti-Corruption Laws in all material respects. The Guarantor has implemented, maintained, and will continue to maintain in effect policies and procedures designed to promote compliance by the Guarantor and its directors, officers, employees, and agents, with Anti-Corruption Laws. Neither the Guarantor, or to the knowledge of the Guarantor, any of its directors, officers, employees, affiliates or agents, is a Sanctioned Person, or located, organized, or resident in a Sanctioned Jurisdiction.
    (h)    Anti-Money Laundering. The Guarantor’s operations and the operations of its subsidiaries, if any, and consolidated Affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including without limitation, Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving it or any of its subsidiaries, if any, and consolidated Affiliates with respect to Anti-Money Laundering Laws is pending or, to its knowledge, threatened.
Section 8.    Financial Information.
The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of ACV Capital and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and the Guarantor hereby agrees that none of the Administrative Agent nor the Secured Parties shall have any duty to advise the Guarantor of information known to it regarding such condition or any such circumstances. In the event any of the Administrative Agent or the other Secured Parties, in their sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, none of the Administrative Agent nor the Secured Parties shall be under any obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which the Administrative Agent or the other Secured Parties, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.
Section 9.    No Marshalling; Reinstatement.
The Guarantor consents and agrees that none of the Administrative Agent, the Secured Parties nor any party acting for or on behalf of the Administrative Agent or the other Secured Parties shall be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Obligations. The Guarantor further agrees that, to the extent that ACV Capital or any other guarantor of all or any part of the Guaranteed Obligations makes a payment or payments to the Administrative Agent or the other Secured Parties, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to ACV Capital, such other guarantor or any other party, or their respective estates, trustees, receivers or any other party, including, without limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the part of the Guaranteed Obligations which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction.
Section 10.    Subrogation; Subordination.
    (a)    Until the Guaranteed Obligations (other than contingent obligations) have been paid in full, the Guarantor (i) shall have no right of subrogation with respect to such Guaranteed Obligations and (ii) waives any right to enforce any remedy which the Administrative Agent or the other Secured Parties now has or may hereafter have against ACV Capital, any endorser or any guarantor of all or any part of the Guaranteed Obligations or any other party, and the Guarantor waives, until the Guaranteed Obligations (other than contingent obligations) have been paid in full, any benefit of, and any right to participate in, any security or collateral given to the Borrower or the Administrative Agent to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of ACV Capital to the Administrative Agent or the other Secured Parties.
    (b)    Guarantor hereby subordinates the payment of all obligations and indebtedness of ACV Capital owing to Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of ACV Capital to Guarantor as subrogee of the Administrative Agent or other Secured Parties or resulting from Guarantor’s payment or performance under this Guaranty, to the indefeasible payment in full in cash of all Guaranteed Obligations.
Section 11.    Enforcement; Amendments; Waivers.
No delay on the part of the Administrative Agent or the other Secured Parties in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any of the other Facility Documents or otherwise with respect to all or any part of the Guaranteed Obligations, the Collateral or any other guaranty of or security for all or any part of the Guaranteed Obligations, shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or the other Secured Parties of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon the Administrative Agent or the other Secured Parties, except as expressly set forth in a writing duly signed and delivered by the Administrative Agent or the other Secured Parties (as applicable). Failure by the Administrative Agent or the other Secured Parties at any time or times hereafter to require strict performance by ACV Capital, any other guarantor of all or any part of the Guaranteed Obligations or any other party of any of the provisions, warranties, terms and conditions contained in any of the Facility Documents now or at any time or times hereafter executed by such parties and delivered to the Administrative Agent or the other Secured Parties shall not waive, affect or diminish any right of the Administrative Agent or the other Secured Parties at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Administrative Agent or the other Secured Parties, or their respective agents, officers or employees, unless such waiver is contained in an instrument in writing, directed and delivered to ACV Capital, specifying such waiver, and is signed by the Administrative Agent or the other Secured Parties (as applicable). No action by the Administrative Agent or the other Secured Parties permitted hereunder shall in any way affect or impair the Administrative Agent’s or the other Secured Parties’ rights and remedies or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by ACV Capital to the Administrative Agent or the other Secured Parties shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.
Section 12.    Effectiveness; Termination; Reinstatement.
This Guaranty shall become effective upon its execution by the Guarantor and shall continue in full force and effect and may not be terminated or otherwise revoked until all Borrower Obligations have been paid in full and all commitments under the Credit Agreement have been terminated. If, notwithstanding the foregoing, the Guarantor shall have any right under applicable law to terminate or revoke this Guaranty, the Guarantor agrees that such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto, signed by the Guarantor, is actually received by the Administrative Agent. Such notice shall not affect the right and power the Administrative Agent or the other Secured Parties to enforce rights arising prior to receipt thereof by the Administrative Agent. If the Lenders grant loans or takes other action after the Guarantor terminates or revokes this Guaranty but before the Administrative Agent receives such written notice, the rights of the Administrative Agent or the Lenders with respect thereto shall be the same as if such termination or revocation had not occurred. If any payment by or on behalf of ACV Capital, Guarantor or any other Party is made, or the Administrative Agent or any other Secured Party exercises any right of setoff in respect of the Guaranteed Obligations, and such payment or the proceeds of any such setoff (or any part thereof) is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or any Secured Party in their discretion) to be returned, repaid or paid over to ACV Capital, Guarantor, a trustee, receiver or any other Person, in connection with any proceeding under any Debtor Relief Laws or otherwise, then this Guaranty shall continue in full force and effect to apply to such Guaranteed Obligations as if such payment had not been made or such setoff had not occurred, and to the extent that this Guaranty has been terminated or deemed terminated, this Guaranty shall be revived and reinstated with respect thereto, whether or not the Administrative Agent or any other Secured Party are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction hereof or hereunder. The obligations of the Guarantor under this Section shall survive termination of this Guaranty.
Section 13.    Successors and Assigns.
This Guaranty shall be binding upon the Guarantor and upon its successors and assigns and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their respective successors and assigns; all references herein to the Borrower, to ACV Capital, to the Administrative Agent or the Secured Parties and to the Guarantor shall be deemed to include their respective successors and assigns; provided that the Guarantor may not assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. The successors of ACV Capital shall include, without limitation, its receivers, trustees, debtors-in-possession or successor trustees.
Section 14.    Governing Law.
The validity, interpretation and enforcement of this Guaranty and the other Facility Documents and any dispute arising out of or in connection with this Guaranty or any of the other Facility Documents, whether sounding in contract, tort, equity or otherwise, shall be governed by the internal laws (as opposed to the conflicts of law provisions other than Section 5-1401 of the New York General Obligations Law) and decisions of the State of New York.

Section 15.    Submission to Jurisdiction.
All disputes between or among the Guarantor, the Administrative Agent and the Lenders, whether sounding in contract, tort, equity or otherwise, shall be resolved only by state and federal courts located in New York, New York, and the courts to which an appeal therefrom may be taken; provided, however, that the Administrative Agent shall have the right, to the extent permitted by applicable law, to proceed against the Guarantor or its property in (a) any courts of competent jurisdiction and venue and (b) any location selected by the Administrative Agent to enable the Administrative Agent to realize on such property, or to enforce a judgment or other court order in favor of the Administrative Agent. The Guarantor agrees that it will not assert any permissive counterclaims, setoffs or cross-claims in any proceeding brought by the Administrative Agent. The Guarantor waives any objection that it may have to the location of the court in which the Administrative Agent has commenced a proceeding, including, without limitation, any objection to the laying of venue or based on forum non conveniens. By execution and delivery of each Facility Document to which it is a party, the Guarantor (i) accepts the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby, (ii) waives personal service of process, and (iii) agrees that service of process upon it may be made by certified or registered mail, return receipt requested, pursuant to Section 11.02 of the Credit Agreement.
Section 16.    Jury Trial.
The Guarantor (and, by its receipt hereof, the Administrative Agent) hereby waives to the fullest extent permitted by law any right to a trial by jury in any action or proceeding based upon, arising out of, or in any way relating to (i) this Guaranty or (ii) any conduct, acts or omissions of the Guarantor, the Administrative Agent, any Lender or any of their respective directors, officers, employees, agents, attorneys or other affiliates, in each case whether sounding in contract, tort, equity or otherwise.
Section 17.    Further Assurances.
If the Guarantor fails to perform any of its obligations hereunder, the Administrative Agent may (but shall not be required to) perform, or cause performance of, such obligation; and the Administrative Agent’s reasonable costs and expenses incurred in connection therewith shall be payable by the Guarantor.
Section 18.    Waiver of Bond.
The Guarantor waives the posting of any bond otherwise required of the Administrative Agent in connection with any judicial process or proceeding to enforce any judgment or other court order entered in favor of the Administrative Agent, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Guaranty or any other agreement or document among the Guarantor and any of the Administrative Agent.

Section 19.    Advice of Counsel.
The Guarantor represents and warrants to the Administrative Agent that it has discussed this Guaranty and, specifically, the provisions of Sections 14 through 17 hereof, with its lawyers.
Section 20.    Notices.
All notices and other communications hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, by hand delivery, or by telecopier followed by a hard copy sent by regular mail, if to the Administrative Agent, then to Citibank, N.A., 1 Penns Way, Ops 2 Floor 2, New Castle, DE 19720, E-mail: conduitoperations@citi.com, Attention: Citi Global Loans / Conduit, with a copy to Citibank, N.A., 388 Greenwich Street, 6th Floor Trading, New York, NY 10013, E-mail: CitiABSLendingNotices@citi.com, Attention: Citi Global ABS Financing & Securitization, and if to the Guarantor, then to ACV Auctions Inc., 640 Ellicott Street, Buffalo, NY 14203, Telecopy: (716) 845-7531, E-mail: mmohr@acvauctions.com, Attention: Michael Mohr, with a copy to notices@acvauctions.com, or, in each case, to such other address as the Guarantor or the Administrative Agent may specify to the other party in the manner required hereunder. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three (3) Business Days after being postmarked, (ii) if sent by overnight delivery service or by hand delivery, when received at the above-stated addresses or when delivery is refused, (iii) if sent by telecopier transmission, when such transmission is confirmed and (iv) if sent by e-mail, upon confirmation of receipt by return e-mail.
Section 21.    Severability.
In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 22.    Entire Agreement; Successors and Assigns; Joint and Several.
This Guaranty constitutes the entire agreement between the parties hereto, supersedes any prior written and verbal agreements between them, and shall bind and benefit the parties hereto and their respective successors and permitted assigns. If the Guarantor consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.
Section 23.    Electronic Signatures.
This Guaranty may be electronically signed, any digital or electronic signatures (including Portable Document Format (PDF), facsimile or electronically imaged signatures provided by DocuSign or similar service) appearing on this Guaranty or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and delivery of any such electronic signature to, or a signed copy of, this Guaranty and such other documents may be made by facsimile, email or other electronic transmission. Delivery of an executed counterpart of a signature page of this Guaranty in a PDF shall be effective as delivery of a manually executed original counterpart of this Guaranty. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to any document to be signed in connection with this Guaranty hereto shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
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In Witness Whereof, this Guaranty has been duly executed by the as of the day and year first set forth above.

ACV Auctions Inc., a corporation organized under the laws of Delaware
By:
Name:
Title:
    [Signature Page to Performance Guaranty]

Acknowledged and agreed to as of the date and year first above written:
Citibank, N.A., as Administrative Agent

By:
Name:
Title:
    [Signature Page to Performance Guaranty]